483 P-1
                        SUPPLEMENT DATED NOVEMBER 1, 2004
                              TO THE PROSPECTUS OF
                             FRANKLIN BLUE CHIP FUND
                           (FRANKLIN STRATEGIC SERIES)
                             DATED SEPTEMBER 1, 2004

The prospectus is amended as follows:

I. Footnote 4 on page 8 of the "Fees and Expenses" section, is replaced with the following:

 FEES AND EXPENSES

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Maximum  sales  charge  (load) as a
percentage  of  offering  price........  5.75%    4.00%     1.00%     1.00%
  Load imposed on purchases ............ 5.75%    None      None      None
  Maximum deferred sales charge (load).. None/1   4.00%     21.00%    1.00%
Redemption fee on shares sold within
5 New York Stock Exchange trading days
following their purchase date/3 .......  2.00%    2.00%     2.00%     2.00%

Please see "Choosing a Share Class" on page 19 for an explanation of how and when these sales charges apply.

ANNUAL  FUND  OPERATING  EXPENSES  (EXPENSES  DEDUCTED  FROM  FUND ASSETS)

                                        CLASS A   CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Management fees/4 .....................  0.75%     0.75%     0.75%     0.75%
Distribution and service (12b-1) fees .  0.31%     1.00%     1.00%     0.50%
Other expenses ........................  0.36%     0.36%     0.36%     0.36%
------------------------------------------------------------------------------
Total annual Fund operating expenses/4.. 1.42%     2.11      2.11%     1.61%
Management fee reduction/4 ...........  -0.01%    -0.01%    -0.01%    -0.01%
Net annual Fund operating expenses/4 ..  1.41%     2.10%     2.10%     1.60%

 1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 20) and purchases by certain retirement plans without an initial sales charge.
 2. Declines to zero after six years.
 3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
 4. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. addition, effective November 1, 2004, for the remainder of the Fund's fiscal year, the manager had agreed in advance to limit its fees so that total annual Fund operating expenses do not exceed 1.10% for Class A, 1.75% for Class B, 1.75% for Class C, and 1.25% for Class R. With this reduction, for the fiscal year ended April 30, 2004, total annual Fund operating expenses would not have exceeded 1.06% for Class A, 1.75% for Class B, 1.75% for Class C, and 1.25% for Class R. After April 30, 2005, the manager and administrator may end this arrangement at any time.

II. The following is added to the last paragraph on page 12 of the "Management" section:

 In addition, effective November 1, 2004, for the remainder of the Fund's fiscal year, the manager had agreed in advance to limit its fees so that total annual Fund operating expenses do not exceed 1.10% for Class A, 1.75% for Class B, 1.75% for Class C, and 1.25% for Class R. With this reduction, for the fiscal year ended April 30, 2004, management fees would have been $0.40%. After April 30, 2005, the manager may end this agreement at anytime.

                Please keep this supplement for future reference.